                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 15, 2003
                        (Date of earliest event reported)

                            MITCHAM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                     000-25142                  76-0210849
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


8141 SH 75 SOUTH, P.O. BOX 1175, HUNTSVILLE, TEXAS                  77342
     (Address of principal executive offices)                     (Zip Code)


                                  936-291-2277
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits. The following exhibit is filed as a part of this report:

               99       Mitcham Industries, Inc. press release dated September
                        15, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On September 15, 2003, Mitcham Industries, Inc. issued a press release announcing earnings for the second quarter ended July 31, 2003. The text of the press release is attached to this report as Exhibit 99.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MITCHAM INDUSTRIES, INC.

        Date: September 15, 2003                By: /s/ Christopher C. Siffert
                                                    ----------------------------
                                                    Christopher C. Siffert
                                                    Vice President & Corporate
                                                    Controller

                                  EXHIBIT INDEX


Exhibit No.        Name of Exhibit
-----------        ---------------
   99              Mitcham Industries, Inc. press release dated September 15,
                   2003.